Investments in Associates and Joint Ventures - Summary of Investments in Associates and Joint Ventures at an Aggregate Level (Detail) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Investments In Associates And Joint Ventures [abstract]
Amount of investments in associates	$ 212	$ 142	$ 172
Amount of investments in joint ventures	1,748	1,534	1,733
Total investments	$ 1,960	$ 1,676	$ 1,905	$ 1,529